Exhibit 4.01

[graphic]	Shutterfly	[graphic]
Number		Shares
Incorporated Under the Laws of the State of Delaware

See Reverse for certain Definitions

This is to Certify That	Cusip 82568P 30 4

Is the Owner of
Fully Paid and Non-Assessable Shares of the Common Stock $0.0001 Par Value of
shutterfly, inc.
transferable on the books of the Corporation in person or by duly authorized attorney in fact upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile signatures of its duly authorized officers.
Dated:

/s/ Stephen E. Recht	[SEAL]	/s/ Jeffrey T. Housenbold
Secretary		President and Chief Executive Officer

Countersigned and Registered:
Mellon Investor Services
Transfer Agent and Registrar

By
Authorized Signature

     The Corporation shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	Custodian

TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants		under Uniform Gifts to Minors Act

in common

(State)
Custodian (until age )

UNIF GIFT MIN ACT

(Cust)
under Uniform Transfers

(Minor)
to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPREWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

Signature(s) Guaranteed
X

		NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENGLARGEMENT OR ANY CHANGE WHATEVER.
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK- BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARNATEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15